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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 2002
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                                 First BanCorp.
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             (Exact name of registrant as specified in this charter)



         Puerto Rico                      001-14793            66-0561882
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(State or other jurisdiction of    (Commission File No.)    IRS Employer
incorporation)                                              Identification No.)



1519 Ponce De Leon Avenue, San Juan, Puerto Rico                   00908-0146
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:              (787) 729-8200
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ITEM 5.  OTHER EVENTS

         On January 15, 2002, First BanCorp. (the "Company") announced its unaudited results of operations for the quarter and year ended December 31, 2001. A copy of the Company's press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99       Press Release dated January 15, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                    FIRST BANCORP.



                                    By:   /s/ Annie Astor-Carbonell
                                       ----------------------------------------
                                          Annie Astor-Carbonell
                                          Senior Executive Vice President
                                          and Chief Financial Officer

Date: January 16, 2002